Corporate Trust Department
Securities Administration
Report to Certificateholders

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Contents
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Quick Reference                                ...................i
for easy issue and factor information

Payment Summary                                ...................1
for payment summary information

Payment Detail                                 ...................2
for detailed payment information

Factor Sheet                                   ...................3
for detailed factor information

Delinquency Status                             ...................4
for delinquency and related information

Credit Enhancement Summary                     ...................5
for security credit support & collateral information

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GS Mortgage Securities Corporation II
Commercial Mortgage Pass-Through Certificates
Series 1996-PL
Payment Date:  February 15, 1997

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Quick Reference
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                                                           Pre-
                                     Principal  Interest  payment
                  Interest  Interest  Distri-    Distri-  Penalty  Certificate
Class    CUSIP     Rate %     Type    bution     bution    Fees      Factor
-------------------------------------------------------------------------------
Regular
-------
A-1    36228CAA1  7.02000%    fixed  10.37796   5.57375   0.00000   0.94240019
A-2    36228CAB9  7.41000%    fixed   0.00000   6.17500   0.00000   1.00000000
B      36228CAC7  7.51000%    fixed   5.09372   6.12242   0.00000   0.97318864
C      36228CAD5  7.74000%    fixed   5.09372   6.30992   0.00000   0.97318864
D      36228LAE3  7.85000%    fixed   5.09372   6.39960   0.00000   0.97318864
E         N/A     7.85000%    fixed   5.09372   6.39960   0.00000   0.97318864
F         N/A     7.85000%    fixed   5.09372   6.39960   0.00000   0.97318865
G         N/A     7.85000%    fixed   0.00000   6.53453   0.00000   1.00000000
X-1*   36228CAF0  0.69399%  variable  0.00000   0.55716   0.00000   0.95533374
X-2*   36228CAG8  1.53442%  variable  0.00000   1.18410   0.00000   0.91875138
X-3*   36228CAH6  0.01000%    fixed   0.00000   0.00772   0.00000   0.91875138
R         N/A     0.00000%     N/A    0.00000   0.00000   0.00000   0.00000000
-------------------------------------------------------------------------------
*Based on Notional Balance

Account Administrator:  Daniel M. Avitabile  617/664-5420
Account Officer:  Jim Byrnes  617/664-5409
Street Connection:  (factor and rate by cusip) 617/664-5500
Street Fax:  (secondary market reports)  617/664-5600

Corporate Trust Department
Securities Administration
Report to Certificateholders

GS Mortgage Securities Corporation II
Commercial Mortgage Pass-Through Certificates
Series 1996-PL
Payment Date:  February 15, 1997

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Principal Distribution Detail
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        Scheduled                          Additional
        Principal     Principal    Realized Expense  Unscheduled      Net
Class  Distributed   Prepayments    Losses   Losses  Adjustments  Distribution
------------------------------------------------------------------------------
A-1  $2,010,409.76 $1,401,863.25     $0.00    $0.00    $0.00     $3,412,273.01
A-2          $0.00          0.00      0.00     0.00     0.00              0.00
B      $140,613.33          0.00      0.00     0.00     0.00        140,613.33
C      $126,549.96          0.00      0.00     0.00     0.00        126,549.96
D      $126,549.96          0.00      0.00     0.00     0.00        126,549.96
E      $112,496.75          0.00      0.00     0.00     0.00        112,496.75
F      $140,613.33          0.00      0.00     0.00     0.00        140,613.33
G            $0.00          0.00      0.00     0.00     0.00              0.00
X-1*         $0.00          0.00      0.00     0.00     0.00              0.00
X-2*         $0.00          0.00      0.00     0.00     0.00              0.00
X-3*         $0.00          0.00      0.00     0.00     0.00              0.00
R            $0.00          0.00      0.00     0.00     0.00              0.00
------------------------------------------------------------------------------
Total 2,657,233.09  1,401,863.25      0.00     0.00     0.00      4,059,096.34
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*  Based on Notional Balance


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Interest Distribution Detail
------------------------------------------------------------------------------
                    Prepay-          Prior
                      ment  Inter-   Unpaid
                    Interest est     Inter-                          Remaining
         Accrued     Short- Adjust-  est    Distributed  Prepayment   Unpaid
Class    Interest     fall  ment**   Paid    Interest     Premiums   Interest
------------------------------------------------------------------------------
A-1   $1,832,649.71   0.00     0.00   0.00 $1,832,649.71    0.00       $0.00
A-2     $458,438.32   0.00     0.00   0.00   $458,438.32    0.00       $0.00
B       $169,010,85   0.00     0.00   0.00   $169,010,85    0.00       $0.00
C       $156,765.74   0.00     0.00   0.00   $156,765.74    0.00       $0.00
D       $158,993.68   0.00     0.00   0.00   $158,993.68    0.00       $0.00
E       $141,337.63   0.00     0.00   0.00   $141,337.63    0.00       $0.00
F       $176,662.47   0.00     0.00   0.00   $176,662.47    0.00       $0.00
G       $144,480.58   0.00  (157.58)  0.00   $144,323.00    0.00    ($970.38)
X-1*    $253,782.07   0.00     0.00   0.00   $253,782.07    0.00       $0.00
X-2*    $653,755.47   0.00     0.00   0.00   $653,755.47    0.00       $0.00
X-3*      $4,260.61   0.00     0.00   0.00     $4,260.61    0.00       $0.00
R             $0.00   0.00     0.00   0.00         $0.00    0.00       $0.00
------------------------------------------------------------------------------
Total $4,150,137.13  $0.00 ($157.58) $0.00 $4,150,137.13   $0.00    ($970.38)
------------------------------------------------------------------------------
*  Based on Notional Balance
** Interest Adjustment due to Additional Trust Expense

Corporate Trust Department
Securities Administration
Report to Certificateholders

GS Mortgage Securities Corporation II
Commercial Mortgage Pass-Through Certificates
Series 1996-PL
Payment Date:  February 15, 1997

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Principal Distribution per Certificate
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       Principal   Principal   Realized   Additional   Unscheduled     Net
Class Distributed Prepayments   Losses  Expense Losses Adjustments Distribution
-------------------------------------------------------------------------------
A-1     6.11438      4.26357   0.00000     0.00000        0.00000    10.37796
A-2     0.00000      0.00000   0.00000     0.00000        0.00000     0.00000
B       5.09372      0.00000   0.00000     0.00000        0.00000     5.09372
C       5.09372      0.00000   0.00000     0.00000        0.00000     5.09372
D       5.09372      0.00000   0.00000     0.00000        0.00000     5.09372
E       5.09372      0.00000   0.00000     0.00000        0.00000     5.09372
F       5.09372      0.00000   0.00000     0.00000        0.00000     5.09372
G       0.00000      0.00000   0.00000     0.00000        0.00000     0.00000
X-1*    0.00000      0.00000   0.00000     0.00000        0.00000     0.00000
X-2*    0.00000      0.00000   0.00000     0.00000        0.00000     0.00000
X-3*    0.00000      0.00000   0.00000     0.00000        0.00000     0.00000
R       0.00000      0.00000   0.00000     0.00000        0.00000     0.00000
-------------------------------------------------------------------------------
*  Based on Notional Balance




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Interest Distribution per Certificate
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                 Pre-
                 payment   Inter-
                 Interest  est      Prior                            Remaining
        Accrued  Short-    Adjust-  Unpaid   Distributed  Prepayment  Unpaid
Class   Interest fall      ments    Interest  Interest     Premiums   Interest
------------------------------------------------------------------------------
A-1     5.57375  0.00000  0.00000   0.00000    5.57375     0.00000     0.00000
A-2     6.17500  0.00000  0.00000   0.00000    6.17500     0.00000     0.00000
B       6.12242  0.00000  0.00000   0.00000    6.12242     0.00000     0.00000
C       6.30992  0.00000  0.00000   0.00000    6.30992     0.00000     0.00000
D       6.39960  0.00000  0.00000   0.00000    6.39960     0.00000     0.00000
E       6.39960  0.00000  0.00000   0.00000    6.39960     0.00000     0.00000
F       6.39960  0.00000  0.00000   0.00000    6.39960     0.00000     0.00000
G       6.54167  0.00000 -0.00713   0.00000    6.53453     0.00000    -0.04394
X-1*    0.55716  0.00000  0.00000   0.00000    0.55716     0.00000     0.00000
X-2*    1.18410  0.00000  0.00000   0.00000    1.18410     0.00000     0.00000
X-3*    0.00772  0.00000  0.00000   0.00000    0.00772     0.00000     0.00000
R       0.00000  0.00000  0.00000   0.00000    0.00000     0.00000     0.00000
------------------------------------------------------------------------------
*  Based on Notional Balance

Corporate Trust Department
Securities Administration
Report to Certificateholders

GS Mortgage Securities Corporation II
Commercial Mortgage Pass-Through Certificates
Series 1996-PL
Payment Date:  February 15, 1997
-------------------------------------------------------------------------
Payment Summary
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            Beginning         Principal       Realized      Additional
Class        Balance           Payable         Losses     Expense Losses
-------------------------------------------------------------------------
Regular
-------
A-1       313,273,454.09    $3,412,273.01       $0.00          $0.00
A-2        74,241,023.00            $0.00       $0.00          $0.00
B          27,005,728.19      $140,613.33       $0.00          $0.00
C          24,304,765.88      $126,549.96       $0.00          $0.00
D          24,304,765.88      $126,549.96       $0.00          $0.00
E          21,605,752.35      $112,496.75       $0.00          $0.00
F          27,005,728.29      $140,613.33       $0.00          $0.00
G          22,086,204.00            $0.00       $0.00          $0.00
X-1*      438,824,971.17            $0.00       $0.00          $0.00
X-2*      511,272,766.24            $0.00       $0.00          $0.00
X-3*      511,272,766.24            $0.00       $0.00          $0.00
R                   0.00            $0.00       $0.00          $0.00
-------------------------------------------------------------------------
TOTAL     533,827,421.68    $4,059,096.34       $0.00          $0.00
-------------------------------------------------------------------------




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                  Interest          Total            Ending
Class             Payable          Payment**         Balance
-----------------------------------------------------------------
Regular
-------
A-1           $1,832,649.71     $5,244,922.72    309,861,181.08
A-2             $458,438.32       $458,438.32     74,241,023.00
B               $169,010.85       $309,624.18     26,865,114.86
C               $156,765.74       $283,315.70     24,178,215.92
D               $158,993.68       $285,543.64     24,178,215.92
E               $141,337.63       $253,834.38     21,493,255.60
F               $176,662.47       $317,275.80     26,865,114.95
G               $144,323.00       $144,323.00     22,086,204.00
X-1*            $253,782.07       $253,782.07    435,145,534.87
X-2*            $653,755.47       $653,755.47    507,253,452.25
X-3*              $4,260.61         $4,260.61    507,253,452.25
R                     $0.00             $0.00              0.00
-----------------------------------------------------------------
TOTAL         $4,149,979.55     $8,209,075.89    529,768,325.34
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*  Based on Notional Balance
** Includes Prepayment Penalty Fees and Prior Unpaid Interest


                    Disclaimer Notice
                    -----------------
Notice: This report has been prepared by or based on information furnished to State Street Bank and Trust Company ("State Street") by one or more third parties (e.g., Servicer, Master Servicer, etc.). State Street shall not have and does not undertake responsibility for the accuracy or completeness of information provided by such third parties, and makes no representation or warranty with respect to the accuracy or completeness thereof or the sufficiency thereof for any particular purpose. State Street has not independently verified information received from third parties, and shall have no liability for any inaccuracies therein or caused thereby.

Corporate Trust Department
Securities Administration
Report to Certificateholders

GS Mortgage Securities Corporation II
Commercial Mortgage Pass-Through Certificates
Series 1996-PL
Payment Date:  February 15, 1997

Delinquency Statistics

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Loans Delinquent
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                   One Month    Two Months   Three + Months   Foreclosures
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   # of Loans          0            0              1                0
  APB of Loans       0.00          0.00        773,431.56         0.00
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Specially Serviced Loans
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    # of Loans                              1
   APB of Loans                        773,431.56
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Mortgage Loans that became an REOs during preceding calendar month
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               Date of     Scheduled Principal Balance    Unpaid Principal as
Loan Number  Acquisition  as of the Date of Acquisition  of date of Acquisition
-------------------------------------------------------------------------------
    N/A          N/A                   0.00                       0.00
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Any REO Property included in the Trust at the close of business on the related Determination Date
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Relevant REO Loan Number                Book Value of any REO Property
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         0                                          0.00
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Aggregate amount of Net Operating Income and other revenues collected by the Special Servicer with respect to such REO
Property during the related Prepayment Period
-------------------------------------------------------------------------------
                             0.00
-------------------------------------------------------------------------------
Portion of the above amount collected by the Special Servicer included in the Available Distribution Amount for such
Distribution Date
-------------------------------------------------------------------------------
                             0.00
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Any Mortgage Loan repurchased by Protective Life or otherwise liquidated or disposed of during the related Prepayment Period
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Relevant REO Loan Number
-------------------------------------------------------------------------------
         0
-------------------------------------------------------------------------------
Proceeds of any repurchase of a Mortgage Loan, Liquidation Proceeds, and/or other amounts representing Principal Prepayments in Full, if any, received during the related Prepayment Period
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                                             0.00
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Portion of the above amount received that is included in the Available
Distribution Amount for such Distribution Date
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                                             0.00
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Any REO Property for which a Final Recovery Determination has been made
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Mortgage Loan Number                  Date of Final Recovery Determination
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         0                                           00/00/00
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Amount of Proceeds and other amounts   Portion in Available Distribution Amount
-------------------------------------------------------------------------------
               0.00                                    0.00
-------------------------------------------------------------------------------

Corporate Trust Department
Securities Administration
Report to Certificateholders

GS Mortgage Securities Corporation II
Commercial Mortgage Pass-Through Certificates
Series 1996-PL
Payment Date:  February 15, 1997

-----------------------------------------------------------------------------
Aggregate of:
-----------------------------------------------------------------------------
Principal Balance of the Mortgage Loans
at the close of business on the Determination Date             533,827,421.70
Principal Prepayments(other than Liquidation Proceeds)           1,401,863.25
Allocable Prepayment Interest Shortfalls                                 0.00
Servicing Compensation paid to or retained by Servicer
 in respect of the related Due Period                               66,728.43
Servicing Compensation paid to or retained by Special
 Servicer in respect of the related Due Period                         157.58
Servicing Advances and P&I Advances made by the Servicer         5,689,582.47
Servicing Advances and P&I Advances made by the Trustee                  0.00
Amount of Interest to Holders reduced by Losses,
 Shortfalls, and Appraisal Reductions                                    0.00
Amount of Realized Losses and Additional Expense Losses                  0.00
Amount of any remaining Interest Shortfalls for each
 Class stated separately                                                 0.00
Any action taken by the Servicer/Special Servicer
 regarding "due-on-sale" or "due-on-encumbrance" clause                   N/A
Beginning Certificate Principal Balance                        533,827,421.68
Ending Certificate Principal Balance                           529,768,325.34
Amount of any Appraisal Reductions in effect during
 related Due Period                                                      0.00

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Appraisal Reductions Effected
-----------------------------------------------------------------------------
Loan #    0         0         0          0          0         0
Amount   0.00     0.00       0.00       0.00       0.00     0.00
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------------------------------------
Collateral Information
------------------------------------

 Beginning Group   Number of Loans    Ending Group
    Loan Count         Paid Off        Loan Count
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       229                2                227
------------------------------------------------------

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    Beginning
     Aggregate        Principal     Ending Aggregate
Principal Balance      Payments     Principal Balance
------------------------------------------------------
  533,827,421.70     4,059,096.34    529,768,325.36
------------------------------------------------------